UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 1, 2021

PRA Health Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 ParkLake Avenue Suite 400 RaleighNorth Carolina, 27612 (919) 786-8200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of exchange on which registered	Trading symbol(s)
Common Stock, $0.01 par value	Nasdaq Global Select Market	PRAH

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, PRA Health Sciences, Inc. (“PRA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 24, 2021, with ICON plc, a public limited company in Ireland (“ICON”), ICON US Holdings Inc., a Delaware corporation and subsidiary of ICON (“US HoldCo”), and Indigo Merger Sub, Inc., a Delaware corporation and subsidiary of ICON and US HoldCo (“Merger Sub”). On July 1, 2021 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into PRA (the “Merger”), with PRA surviving as a subsidiary of ICON and US HoldCo (the “Surviving Corporation”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

On the Closing Date, ICON completed the acquisition of PRA. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of PRA (“PRA Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by any shareholder who properly demands and perfects his, her or its appraisal rights with respect to such shares and treasury shares held by PRA), was converted automatically at the Effective Time into the right to receive (i) from ICON, 0.4125 of one ordinary share, par value €0.06 per share, of ICON (“ICON Ordinary Shares”) (the “Share Consideration”) and (ii) from US HoldCo and the Surviving Corporation, $80.00 in cash, without any interest thereon (together with the Share Consideration, the “Merger Consideration”).

Equity awards of PRA that are outstanding prior to the Effective Time were generally treated as follows (subject to the terms and conditions set forth in the Merger Agreement):

•
Each outstanding PRA stock option and restricted stock unit was assumed by ICON on the same terms and conditions (including vesting conditions) and converted to a stock option or restricted stock unit based on ICON Ordinary Shares with the number of ICON Ordinary Shares and exercise price in the case of stock options determined at a conversion ratio as set forth under the Merger Agreement; and

•	Each outstanding share of PRA restricted stock was vested at the Closing and was cancelled and converted into the right to receive the per share Merger Consideration.

The foregoing description of the Merger and the Merger Agreement, and the related transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement which is attached as Exhibit 2.1 to PRA’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021 and incorporated herein by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

PRA notified The Nasdaq Global Select Market (“Nasdaq”) on the Closing Date that the Merger had been consummated and requested that the trading of PRA Common Stock on Nasdaq be suspended prior to market open on July 1, 2021 and that the listing of the shares of PRA Common Stock on Nasdaq be withdrawn. PRA requested Nasdaq to file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of PRA Common Stock from Nasdaq and the deregistration of PRA Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). PRA intends to file with the SEC a Form 15 suspending PRA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, a change in control of PRA occurred, and PRA is now a wholly owned subsidiary of ICON and US HoldCo.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Merger, in accordance with the Merger Agreement, each of Colin Shannon, Jeffery T. Barber, Alexander G. Dickinson, Linda S. Grais, M.D., James C. Momtazee, Glen D. Stettin, M.D. and Matthew P. Young ceased to be a member of the board of directors of PRA, and any committee thereof, effective immediately following the Effective Time in connection with the Merger.  At the Effective Time, in accordance with the Merger Agreement, each of Colin Shannon, Mike Bonello, Margaret Keegan, Chris Gaenzle and James Allocco ceased to be an officer of PRA in connection with the Merger.
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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, (i) PRA’s Amended and Restated Certificate of Incorporation was amended and restated in its entirety and (ii) PRA’s Amended and Restated Bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement.

Copies of the Certificate of Incorporation of PRA and the Bylaws of PRA are filed as Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of February 24, 2021, by and among ICON, US HoldCo, Indigo Merger Sub and PRA (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by PRA on February 24, 2021)

3.1	Certificate of Incorporation of PRA

3.2	Bylaws of PRA

104	Cover Page formatted in Inline XBRL
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Dated: July 1, 2021	By:	/s/ Christopher L. Gaenzle
Name: Christopher L. Gaenzle
Title: Executive Vice President, Chief Administrative Officer and General Counsel